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                      UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 2, 2005 (APRIL 27, 2005)


                           OMNI ENERGY SERVICES CORP.
             (Exact name of registrant as specified in its charter)

           LOUISIANA                      0-23383                72-1395273
 (State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
       of incorporation)                                     Identification No.)


                              4500 NE INTERSTATE 49
                            CARENCRO, LOUISIANA 70520
               (Address of principal executive offices) (Zip Code)

                                 (337) 896-6664
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING

On April 27, 2005, OMNI Energy Services Corp. (the "Company") received a notification letter from The Nasdaq Stock Market, Inc. indicating that the Company no longer complies with Nasdaq's audit committee requirements as set forth in Marketplace Rule 4350. With the April 16, 2005 resignation of Marshall
G. Webb from the Company's Board of Directors and its Audit Committee, OMNI no longer has the required three Independent Directors for the Audit Committee. Consistent with marketplace Rule 4350(d)(4), the Company will be provided a cure period until the earlier of the Company's next annual shareholders' meeting or April 16, 2006 for the appointment of a third Independent Director to its Audit Committee. The Company anticipates that the deficiency will be cured by its next annual shareholders' meeting, which will be held before April 16, 2006.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             OMNI ENERGY SERVICES CORP.
Dated:  May 2, 2005

                                             By:     /s/ G. Darcy Klug
                                                 ------------------------------
                                             Name:   G. Darcy Klug
                                             Title:  Executive Vice President